UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ___________________________________



                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                      ___________________________________



                          JUNE 8, 2005 (JUNE 3, 2005)



               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                   033-75706
                           (Commission File Number)


                            BPC HOLDING CORPORATION

            (Exact name of registrant as specified in its charter)


           DELAWARE                  35-1814673
(State or other jurisdiction of   (I.R.S. Employer
incorporation or organization) Identification Number)


                          BERRY PLASTICS CORPORATION

            (Exact name of registrant as specified in its charter)


                DELAWARE                      35-1813706
    (State or other jurisdiction of        (I.R.S. Employer
     incorporation or organization)     Identification Number)
           101 OAKLEY STREET                    47710
          EVANSVILLE, INDIANA                 (Zip Code)
(Address of principal executive offices)

                                (812) 424-2904

             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d*2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e*4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On June 3, 2005 (the "Second Amendment Effective Date"), the registrants entered into a Second Amendment to the Second Amended and Restated Credit and Guaranty Agreement, among Berry Plastics Corporation ("Berry") BPC Holding Corporation, certain subsidiaries of Berry as Guarantors, the Lenders party thereto, Goldman Sachs Credit Partners L.P. and JPMorgan Chase Bank, N.A., as joint lead arrangers, joint book runners and co-syndication agents, Deutsche Bank Trust Company Americas, as Administrative Agent, Collateral Agent, an Issuing Bank and as Swing Line Lender, Bank of America, N.A. as Issuing Bank and predecessor Swing Line Lender, The Royal Bank of Scotland and General Electric Capital Corporation, as Co-Documentation Agents (the "Amended Credit Facility"). The Amended Credit Facility provides for (1) $795 million aggregate principal amount of term loans and (2) up to $150 million in revolving loans, with a $35 million sublimit for letters of credit and a $10 million sublimit for swing line loans. The maturity date of the term loans is December 2, 2011, and the maturity date of the revolving credit facility is March 31, 2010.

        Borrowings under the Amended Credit Facility bear interest, at the Company's option, at either (i) a base rate (equal to the greater of the prime rate or the federal funds rate plus 0.5%) plus the applicable margin (the "Base Rate Loans") or (ii) an adjusted eurodollar LIBOR (adjusted for reserves) plus the applicable margin (the "Eurodollar Rate Loans"). With respect to the term loans, the "applicable margin" is (i) with respect to Base Rate Loans, 1.25% per annum and (ii) with respect to Eurodollar Rate Loans, 2.25% per annum. In addition, the applicable margins with respect to the term loans can be further reduced by an additional .25% per annum subject to the Company meeting a leverage ratio target. With respect to the revolving credit facility, the "applicable margin" is subject to a pricing grid which ranges from 2.75% per annum to 2.00% per annum, depending on the leverage ratio. The "applicable margin" with respect to swing line loans and revolving loans that are Base Rate Loans will always be 1.00% per annum less than the "applicable margin" for revolving loans that are Eurodollar Rate Loans. The interest rate applicable to overdue payments and to outstanding amounts following an event of default under the Amended Credit Facility is equal to the interest rate at the time of an event of default plus 2.00%. We also must pay commitment fees ranging from 0.375% per annum to 0.50% per annum on the average daily unused portion of the revolving credit facility.

        The Amended Credit Facility contains significant financial and operating covenants, including prohibitions on our ability to incur specified additional indebtedness or to pay dividends, and restrictions on our ability to make capital expenditures and investments and dispose of assets or consummate acquisitions. The Amended Credit Facility contains (1) a minimum interest coverage ratio as of the last day of any quarter of 2.10:1.00 per quarter for the quarters ending June 2005 through March 2006, 2.15:1.00 per quarter for the quarters ending June 2006 and September 2006, 2.20:1.00 per quarter for the quarters ending December 2006 through September 2007, 2.35:1.00 per quarter for the quarters ending December 2007 through September 2008, 2.45:1.00 per quarter for the quarters ending December 2008 through September 2009 and 2.50:1.00 per quarter thereafter, (2) a maximum amount of capital expenditures (subject to the rollover of certain unexpended amounts from the prior year and increases due to acquisitions) of $85 million for the year ending 2005, $110 million for the year ending 2006, $115 million for the year ending 2007 and $120 million for each year thereafter, and (3) a maximum total leverage ratio (net of restricted cash not to exceed $15 million) as of the last day of any quarter of 6.40:1.00 per quarter for the quarters ending June 2005 through June 2006, 6.00:1.00 per quarter for the quarter ending September 2006, 5.90:1.00 per quarter for the quarters ending December 2006 through September 2007, 5.50:1.00 per quarter for the quarters ending December 2007 through September 2008, 5.10:1.00 per quarter for the quarters ending December 2008 through September 2009 and 4.80:1.00 per quarter thereafter.

        A copy of the Amended Credit Facility is attached hereto as Exhibit
10.1 and is incorporated herein by reference.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On June 3, 2005, Berry completed its previously announced acquisition of Kerr Group, Inc. ("Kerr"), a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated as of May 5, 2005, amended and restated in its entirety by the Amended and Restated Agreement and Plan of Merger (as amended, the " Merger Agreement"), dated as of May 31, 2005 by and among Berry, Berry Plastics Acquisition Corporation VI, a Delaware corporation, Kerr, the Sellers listed on the signature pages thereto and Fremont Acquisition Company, L.L.C., a Delaware limited liability company, as Sellers' Representative. Pursuant to the Merger Agreement, Berry Plastics Acquisition Corporation VI, a wholly-owned subsidiary of Berry, merged with and into Kerr, with Kerr surviving the merger. Kerr is a privately held corporation.

        The purchase price for the acquisition was $445 million subject to certain adjustments provided in the Merger Agreement and was financed with borrowings under the Credit Agreement.

        A copy of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On June 3, 2005, Berry announced the promotion and appointment of R. Brent Beeler, 52, to the position of Chief Operating Officer of Berry and BPC Holding Corporation ("Holding"), effective immediately. The material terms of Mr. Beeler's employment agreement with Berry, copies of which have been previously filed, are set forth in the annual report on Form 10-K filed by Berry on March 22, 2005. Mr. Beeler has served as President - Containers and Consumer Products of Berry since October 2003 and Executive Vice President of Holding since July 2002. He had been Executive Vice President and General Manager - Containers and Consumer Products of the Company since October 2002 and was Executive Vice President and General Manager - Containers since August 2000. Prior to that, Mr. Beeler was Executive Vice President, Sales and Marketing of the Company since February 1996 and Vice President, Sales and Marketing of the Company since December 1990. Mr. Beeler was employed by Berry's predecessor from October 1988 to December 1990 as Vice President, Sales and Marketing.

ITEM 8.01. OTHER EVENTS.

        On June 3, 2005, Berry issued a press release announcing the closing of the transactions contemplated by the Merger Agreement, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (a)To the extent required by this item, financial statements will be filed as an exhibit to an amendment to this report on Form 8-K no later than 71 calendar days after the date this report is required to be filed.

   (b)To the extent required by this item, pro forma financial statements will be filed as an exhibit to an amendment to this report on Form 8-K no later than 71 calendar days after the date this report is required to be filed.

   (c)The exhibits listed below and in the accompanying Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit          Description
 10.1* Second Amendment to the Second Amended and Restated Credit and Guaranty Agreement, among Berry Plastics Corporation, BPC
       Holding Corporation, certain subsidiaries of Berry as Guarantors, the Lenders party thereto, Goldman Sachs Credit Partners
       L.P. and JPMorgan Chase Bank, N.A., as joint lead arrangers, joint book runners and co-syndication agents, Deutsche Bank
       Trust Company Americas, as Administrative Agent, Collateral Agent, an Issuing Bank and as Swing Line Lender, Bank of
       America, N.A. as  Issuing Bank and predecessor Swing Line Lender, The Royal Bank of Scotland and General Electric Capital
       Corporation, as Co-Documentation Agents.
 10.2  Employment Agreement dated December 24, 1990, as amended, between the Company and R. Brent Beeler ("Beeler") (filed as
       Exhibit 10.10 to the Form S-1 filed on February 24, 1994 and incorporated herein by reference)
 10.3  Amendment to Beeler Employment Agreement dated November 30, 1995 (filed as Exhibit 10.8 to the Annual report on Form 10-K filed on March 28, 1996 and incorporated herein by reference)
 10.4  Amendment to Beeler Employment Agreement dated June 30, 1996 (filed as Exhibit 10.7 to the Registration Statement on Form
       S-4 filed on July 17, 1996 and incorporated herein by reference)
 10.5  Amendment to Beeler Employment Agreement dated as of June 30, 2001 (filed as Exhibit 10.19 to the Registration Statement on
       Form-S-4 filed on August 16, 2002 and incorporated herein by reference)
 99.1* Amended and Restated Agreement and Plan of Merger, dated as of May 31, 2005, by and among Berry Plastics Corporation, Berry
       Plastics Acquisition Corporation VI, Kerr Group, Inc., the Sellers listed on the Signature Pages thereto and Fremont
       Acquisition Company, L.L.C. as Sellers' Representative.
 99.2* Press release dated June 3, 2005.

* Filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

      Dated: June 8, 2005.



                                       BPC Holding Corporation
                                       Berry Plastics Corporation



                                            By:  ------------------------------
                                                 James M. Kratochvil
                                                 Executive Vice President,
                                                 Chief Financial Officer,
                                                 Treasurer and Secretary of the
                                                 entities listed above

                                 EXHIBIT INDEX


ExhibitDescription
 10.1* Second Amendment to the Second Amended and Restated Credit and Guaranty Agreement, among Berry Plastics Corporation, BPC
       Holding Corporation, certain subsidiaries of Berry as Guarantors, the Lenders party thereto, Goldman Sachs Credit Partners
       L.P. and JPMorgan Chase Bank, N.A., as joint lead arrangers, joint book runners and co-syndication agents, Deutsche Bank
       Trust Company Americas, as Administrative Agent, Collateral Agent, an Issuing Bank and as Swing Line Lender, Bank of
       America, N.A. as  Issuing Bank and predecessor Swing Line Lender, The Royal Bank of Scotland and General Electric Capital
       Corporation, as Co-Documentation Agents.
 10.2  Employment Agreement dated December 24, 1990, as amended, between the Company and R. Brent Beeler ("Beeler") (filed as
       Exhibit 10.10 to the Form S-1 filed on February 24, 1994 and incorporated herein by reference)
 10.3  Amendment to Beeler Employment Agreement dated November 30, 1995 (filed as Exhibit 10.8 to the Annual report on Form 10-K filed on March 28, 1996 and incorporated herein by reference)
 10.4  Amendment to Beeler Employment Agreement dated June 30, 1996 (filed as Exhibit 10.7 to the Registration Statement on Form
       S-4 filed on July 17, 1996 and incorporated herein by reference)
 10.5  Amendment to Beeler Employment Agreement dated as of June 30, 2001 (filed as Exhibit 10.19 to the Registration Statement on
       Form-S-4 filed on August 16, 2002 and incorporated herein by reference)
 99.1* Amended and Restated Agreement and Plan of Merger, dated as of May 31, 2005, by and among Berry Plastics Corporation, Berry
       Plastics Acquisition Corporation VI, Kerr Group, Inc., the Sellers listed on the Signature Pages thereto and Fremont
       Acquisition Company, L.L.C. as Sellers' Representative.
 99.2* Press release dated June 3, 2005.

* Filed herewith.